Clover Health Comments on 2026 Medicare Advantage Star Ratings and Trajectory for Increasing Profitability into 2027
Company underscores differentiated business model; reiterates confidence in its ability to drive above-market membership growth and increasing Adjusted EBITDA1 profitability through 2027, independent of Star ratings
WILMINGTON, Del. – October 9, 2025 – Clover Health Investments, Corp. (Nasdaq: CLOV) (“Clover,” “Clover Health” or the “Company”), a physician enablement company dedicated to bringing access to great healthcare to everyone on Medicare, today commented on the Centers for Medicare & Medicaid Services (“CMS”) release of the 2026 Star ratings for Clover Health’s Medicare Advantage (“MA”) plans. CMS has awarded the Clover PPO MA plans with 3.5 Stars and Clover’s HMO MA plan with 4.0 Stars. The 2026 Star ratings affect the payment year 2027.
“Our technology centric care strategy fortunately puts us in a position where the Star rating does not dominate our results in the way it does for other plans”, said Andrew Toy, Chief Executive Officer of Clover Health. “With the year over year AI-driven improvements that we see in Clover Assistant and momentum in additional doctors signing up for our platform, we feel our business model can offset any effect from the Star rating. We are built to offer amazing wide-network benefits to our members independent of the rating, and we will drive growth and profitability while doing so.”
Through the first half of 2025, which similar to 2027 is a 3.5 Star payment year, Clover grew revenue by 34% and membership by 32% year-over-year while delivering sustained Adjusted EBITDA profitability.
Clover also emphasized that it continued to excel at clinical measures, once again scoring exceptionally high on the HEDIS clinical quality measures, with a score of 4.72 for its PPO plans, largely due to its Clover Assistant clinical platform.
From a health policy perspective, Clover also notes that it does not believe the overall Star rating reflects the excellent health outcomes that it delivers to its members. The Company believes the Star Ratings methodology places disproportionate weight on non-outcomes measures (such as member experience surveys and administrative processes) rather than actual clinical outcomes and health improvements. Clover continues to actively engage with CMS to ensure that its assigned Star rating appropriately captures the strength and quality of its MA offerings.
1 Adjusted EBITDA is a non-GAAP financial measure. Additional information about the Company's non-GAAP financial measures can be found under the caption “About Non-GAAP Financial Measures”.

“We believe the industry is entering a period where Congress and CMS will take a hard look at how the Star Ratings program measures quality and improvements that actually benefit members’ health outcomes. Plans that can demonstrate real clinical outcomes, and that are not existentially dependent on quality bonuses, will be the ones that thrive. By design, Clover is positioned for that future. We will continue to be singularly focused on true quality and improving health outcomes for our members, as demonstrated by the results we are delivering with Clover Assistant and as documented in our whitepapers,” said Andrew Toy, Chief Executive Officer of Clover Health.
Clover expects to continue delivering strong above-market Medicare Advantage growth and Adjusted EBITDA profitability expansion during both 2026 and 2027, primarily driven by:
•A strong roadmap of AI powered features within its flagship Clover Assistant technology platform
•Increasing physician adoption of Clover Assistant technology among its member base, powering higher-quality care, better health outcomes, and reduced total cost of care
•Prioritizing member retention, driving continued strong cohort performance and improved unit economics as new members evolve into higher-margin returning cohorts
•Operating leverage gains from optimizing variable, fixed, and growth SG&A

Forward-Looking Statements:
Please note that this press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding future events and Clover Health’s future results of operations, financial position, business strategy and future plans. Forward-looking statements are not guarantees of future performance, and you are cautioned not to place undue reliance on such statements. In some cases, you can identify forward looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “going to,” “can,” “could,” “should,” “would,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “outlook,” “forecast,” “guidance,” “objective,” “plan,” “seek,” “grow,” “target,” “if,” “continue” or the negative of these words or other similar terms or expressions that concern Clover’s expectations, strategy, priorities, plans or intentions. Forward-looking statements in this press release include, but are not limited to, its anticipated financial results associated with CMS’ 2026 Stars ratings of 3.5 for Clover’s PPO MA plans and its 2026 Stars rating of 4.0 for Clover’s HMO plan, its 2025, 2026 and 2027 financial outlooks, future membership growth and retention, Clover assistant usage and investment, CMS’ 2026 rate update, Part D direct subsidies, and cost efficiency initiatives, as well as our expectations related to Clover’s Adjusted EBITDA profitability, liquidity, future performance, future operations and future results. These statements are subject to known and unknown risks, uncertainties and other factors that may cause Clover Health’s actual results, levels of activity, performance or achievements to differ materially from results expressed or implied in this press release. Additional information concerning these and other risk factors is contained in Clover Health’s most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 3, 2025, and in our subsequent filings with the SEC, in each case where relevant, including the Risk Factors sections therein, and in its other filings with the SEC. The forward-looking statements included in this press release are made as of the date hereof. Except as required by law, Clover Health undertakes no obligation to update any of these forward-looking statements after the date of this press release or to conform these statements to actual results or revised expectations.

About Non-GAAP Financial Measures:
We use non-GAAP measures including Adjusted EBITDA. These non-GAAP financial measures are provided to enhance the reader's understanding of Clover Health's past financial performance and our prospects for the future. Clover Health's management team uses these non-GAAP financial measures in assessing Clover Health's performance, as well as in planning and forecasting future periods. These non-GAAP financial measures are not computed according to GAAP, and the methods we use to compute them may differ from the methods used by other companies. Non-GAAP financial measures are supplemental to and should not be considered a substitute for financial information presented in accordance with GAAP and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Readers are encouraged to review the reconciliations of these non-GAAP financial measures to the comparable GAAP measures, together with other important financial information, including our filings with the Securities and Exchange Commission (the “SEC”), on the Investor Relations page of our website at investors.cloverhealth.com.

Adjusted EBITDA is a non-GAAP financial measure defined by us as net (loss) income from continuing operations before depreciation and amortization, interest expense, change in fair value of warrants, loss on investment, stock-based compensation, premium deficiency reserve benefit, restructuring costs, impairment of goodwill and other intangible assets, and non-recurring legal expenses and settlements. Adjusted EBITDA is a key measure used by our management team and the board of directors to understand and evaluate our operating performance and trends, to prepare and approve our annual budget and to develop short and long-term operating plans. In particular, we believe that the exclusion of the amounts eliminated in calculating Adjusted EBITDA provide useful measures for period-to-period comparisons of our business. Accordingly, we believe that Adjusted EBITDA provides investors and others useful information to understand and evaluate our operating results in the same manner as our management and our board of directors.

About Clover Health:
Clover Health (Nasdaq: CLOV) is a physician enablement technology company committed to bringing access to great healthcare to everyone on Medicare. This includes a focus on seniors who have historically lacked access to affordable, high-quality healthcare. Our strategy is powered by our software platform, Clover Assistant, which is designed to aggregate patient data from across the healthcare ecosystem to support clinical decision-making and improve health outcomes through the early identification and management of chronic disease. For our members, we provide PPO and HMO Medicare Advantage plans in several states, with a differentiated focus on our flagship wide-network, high-choice PPO plans. For healthcare providers outside Clover Health's Medicare Advantage plan, we extend the benefits of our data-driven technology platform to a wider audience via our subsidiary, Counterpart Health, and aim to enable enhanced patient outcomes and reduced healthcare costs on a nationwide scale. Clover Health has published data demonstrating the technology’s impact on Medication Adherence, Congestive Heart Failure, and Chronic Obstructive Pulmonary Disease as well as the earlier identification and management of Diabetes and Chronic Kidney Disease.
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